NOTE 11 - INCOME TAXES (Detail) - Schedule of Income tax reconciliation (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Income before income taxes	$ 9,063	$ 5,379
Income tax provision at Federal statutory rate	3,081	1,829
State income taxes	171	39
Other	(60)	(39)
Total income tax provision	$ 3,192	$ 1,829